Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement, dated as of July 6, 2017 (this “Amendment”), is among MTS SYSTEMS CORPORATION, a Minnesota corporation (the “Company”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and the lenders party hereto.  Capitalized terms used and not otherwise defined herein have the definitions provided therefor in the Credit Agreement referenced below.

W I T N E S S E T H:

WHEREAS, the Company, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 5, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Company intends to incur a new class of Refinancing Term Loans in an aggregate principal amount equal to $456,550,000 (the “New Tranche B Term Loans”) in accordance with Section 2.27 of the Credit Agreement, the proceeds of which will be used to refinance all of the Term Loans outstanding as of the Amendment No. 2 Effective Date (as defined below) and to pay fees and expenses related to the foregoing;

WHEREAS the Company has requested that the financial institutions set forth on Schedule I hereto (the “New Tranche B Term Lenders”) commit to make the New Tranche B Term Loans on the Amendment No. 2 Effective Date (the commitment of each New Tranche B Term Lender to provide its applicable portion of the New Tranche B Term Loans, as set forth opposite such New Tranche B Term Lender’s name on Schedule I hereto, is such New Tranche B Term Lender’s “New Tranche B Term Loan Commitment”);

WHEREAS, this Amendment constitutes a Refinancing Amendment, the New Tranche B Term Loan Commitments constitute Refinancing Term Loan Commitments and the New Tranche B Term Loans constitute Refinancing Term Loans and Credit Agreement Refinancing Indebtedness, in each case under the Credit Agreement; and

WHEREAS, the Company has also requested that certain provisions of the Credit Agreement be amended as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows:

1.                                      New Tranche B Term Loans.

(a)                                 Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof and to the provisions of Section 1(c) hereof, each New Tranche B Term Lender agrees, severally and not jointly, to make, on the Amendment No. 2 Effective Date, a New Tranche B Term Loan to the Company in an aggregate principal amount equal to its New Tranche B Term Loan Commitment.  The New Tranche B Term Loan Commitment of each New Tranche B Term Lender shall automatically terminate upon the making of the New Tranche B Term Loans on the Amendment No. 2 Effective Date.  The proceeds of the New Tranche B Term Loans shall be used by the Company on the Amendment No. 2 Effective Date solely to repay the principal amount of the Term Loans outstanding as of the Amendment

No. 2 Effective Date, together with all accrued but unpaid interest thereon and fees with respect thereto and all fees and expenses of the Company payable in connection with this Amendment, the New Tranche B Term Loan Commitments and the New Tranche B Term Loans.  The transactions contemplated by this Section 1(a) are collectively referred to as the “Amendment Refinancing Transactions”.

(b)                                 Immediately upon the consummation of the Amendment Refinancing Transactions, each reference to the term “Lender”, “Term Lender” and “Tranche B Term Lender” in the Loan Documents shall be deemed to include the New Tranche B Term Lenders.  For purposes of clarity, the Maturity Date with respect to the New Tranche B Term Loans shall be the Maturity Date with respect to the initial Tranche B Term Loans incurred on the Effective Date.

(c)                                  Notwithstanding anything herein to the contrary:

(i) each New Tranche B Term Lender holding Term Loans immediately prior to the Amendment No. 2 Effective Date (each such New Tranche B Term Lender, an “Existing Term Lender”) that checks the “Cashless Roll” option on its signature page hereto shall, in lieu of its requirement to make a New Tranche B Term Loan in accordance with Section 1(a) hereof, be deemed to have made to the Company a New Tranche B Term Loan on the Amendment No. 2 Effective Date in an amount equal to the lesser of (A) the aggregate principal amount of the Term Loans held by such Existing Term Lender immediately prior to the Amendment No. 2 Effective Date (such Existing Term Lender’s “Existing Term Loan Amount”) and (B) such Existing Term Lender’s New Tranche B Term Loan Commitment; provided that, if such Existing Term Lender’s New Tranche B Term Loan Commitment exceeds such Existing Term Lender’s Existing Term Loan Amount, then such Existing Term Lender shall be required to make a New Tranche B Term Loan to the Company on the Amendment No. 2 Effective Date in accordance with Section 1(a) hereof in an aggregate principal amount equal to such excess;

(ii) with respect to each Existing Term Lender that checks the “Cashless Roll” option on its signature page hereto, the Company shall, in lieu of its obligation to prepay the Term Loans of such Existing Term Lender in accordance with Section 1(a) hereof, be deemed to have prepaid, on the Amendment No. 2 Effective Date, an amount of the Term Loans of such Existing Term Lender in an aggregate principal amount equal to the lesser of (A) such Existing Term Lender’s Existing Term Loan Amount and (B) such Existing Term Lender’s New Tranche B Term Loan Commitment; provided that (1) if such Existing Term Lender’s Existing Term Loan Amount exceeds such Existing Term Lender’s New Tranche B Term Loan Commitment, then the Company shall be required to prepay in full, on the Amendment No. 2 Effective Date in accordance with Section 1(a) hereof, the outstanding principal amount of the Term Loans of such Existing Term Lender not deemed to be prepaid pursuant to this clause (ii) and (2) notwithstanding the operation of this clause (ii), the Company shall be required to pay to such Existing Term Lender, on the Amendment No. 2 Effective Date, all accrued but unpaid interest and fees on the outstanding principal amount of the Term Loans of such Existing Term Lender immediately prior to the Amendment No. 2 Effective Date; and

(iii) each Existing Term Lender that checks the “Assignment Settlement” option on its signature page hereto shall have its Existing Term Loan Amount prepaid in full, together with all accrued but unpaid interest and fees thereon, on the Amendment No. 2 Effective Date and agrees to purchase, by assignment, a New Tranche B Term Loan in an aggregate principal amount equal to its New Tranche B Term Loan Commitment, in accordance with Section 1(a) hereof.

(d)                                 Each Existing Term Lender party hereto hereby waives any requirement to pay any amounts due and owing to it pursuant to Section 2.16 of the Credit Agreement as a result of the Amendment Refinancing Transactions.

2.                                      Amendments to the Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below (such date, the “Amendment No. 2 Effective Date”), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is amended to insert, in the appropriate alphabetical location, the following new definitions:

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of July 6, 2017.

“Amendment No. 2 Effective Date” means July 6, 2017.

“Amendment No. 2 Refinancing Transactions” means the “Amendment Refinancing Transactions,” as such term is defined in Amendment No. 2.

(b)                                 The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Rate” means:

(a)                                 with respect to the Tranche B Term Loans, a rate per annum equal to (i) in the case of Eurocurrency Term Loans, 4.25% (or, upon consummation of the Amendment No. 2 Refinancing Transactions, 3.25%) and (ii) in the case of ABR Term Loans, 3.25% (or, upon consummation of the Amendment No. 2 Refinancing Transactions, 2.25%);

(b)                                 with respect to any Eurocurrency Revolving Loan, any ABR Revolving Loan or with respect to the commitment fees or commissions on outstanding performance and commercial Letters of Credit payable hereunder on any date, as the case may be, the applicable rate per annum set forth below under the caption “Commitment Fee Rate”, “Eurocurrency Spread for Revolving Loans”, “ABR Spread for Revolving Loans” or “Performance and Commercial L/C Rate”, as the case may be, based upon the Total Leverage Ratio applicable on such date:

	Total Leverage Ratio	Commitment Fee Rate	Eurocurrency Spread for Revolving Loans	ABR Spread for Revolving Loans	Performance and Commercial L/C Rate
Category 1:	< 2.00 to 1.00	0.25%	2.00%	1.00%	1.00%
Category 2:	> 2.00 to 1.00 but < 2.50 to 1.00	0.25%	2.25%	1.25%	1.125%
Category 3:	≥2.50 to 1.00 but < 3.00 to 1.00	0.30%	2.50%	1.50%	1.25%
Category 4:	≥3.00 to 1.00 but < 3.50 to 1.00	0.35%	2.75%	1.75%	1.375%
Category 5:	≥3.50 to 1.00	0.40%	3.00%	2.00%	1.50%

For purposes of the foregoing,

(i) if at any time the Company fails to deliver the Financials on or before the date the Financials are due pursuant to Section 5.01, Category 5 shall be deemed applicable for the period commencing three (3) Business Days after the required date of delivery and ending on the date which is three (3) Business Days after the Financials are actually delivered, after which the Category shall be determined in accordance with the table above as applicable;

(ii) adjustments, if any, to the Category then in effect shall be effective three (3) Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in Category shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change); and

(iii) notwithstanding the foregoing, Category 5 shall be deemed to be applicable until the Administrative Agent’s receipt of the applicable Financials for the Company’s first fiscal quarter ending after the Amendment No. 2 Effective Date and adjustments to the Category then in effect shall thereafter be effected in accordance with the preceding paragraphs.

(c)                                  The definitions of “Tranche B Term Loan Commitment” and “Tranche B Term Loans” appearing in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Tranche B Term Loan Commitment” means (a) as to any Tranche B Term Lender, the aggregate commitment of such Tranche B Term Lender to make Tranche B Term Loans as set forth on Schedule 2.01A (or, upon and after the consummation of the Amendment No. 2 Refinancing Transactions, as set forth on Schedule 1 to Amendment No. 2) or in the most recent Assignment Agreement or other documentation contemplated hereby executed by such Tranche B Term Lender and (b) as to all Tranche B Term Lenders, the aggregate commitment of all Tranche B Term Lenders to make Tranche B Term Loans, which aggregate commitment shall be $456,550,000 on the Amendment No. 2 Effective Date (after consummation of the Amendment No. 2 Refinancing Transactions). After advancing the Tranche B Term Loans, each reference to a Tranche B Term Lender’s Tranche B Term Loan Commitment shall refer to that Tranche B Term Lender’s Applicable Percentage of the Tranche B Term Loans.

“Tranche B Term Loans” means the term loans made by the Tranche B Term Lenders to the Company pursuant to Section 2.01(b) (or, upon and after the consummation of the Amendment No. 2 Refinancing Transactions, term loans made pursuant to Section 1 of Amendment No. 2).

(d)                                 Section 2.11(b) of the Credit Agreement is hereby amended to add the phrase “(or, upon consummation of the Amendment No. 2 Refinancing Transactions, on or prior to the first anniversary of the Amendment No. 2 Effective Date)” immediately following the phrase “on or prior to the first anniversary of the Effective Date” appearing in the first and second sentences therein.

(e)                                  Section 9.02(e) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:

After giving effect to the Amendment No. 2 Refinancing Transactions, each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed solely by the Company, the Administrative Agent and the assignee and that the Non-Consenting Lender shall be deemed to have agreed to such assignment and need not be a party thereto.

(f)                                   Section 9.04(b)(ii)(A) of the Credit Agreement is hereby amended to delete the amount “$1,000,000” appearing therein and replace it with the amount “$250,000”.

(g)                                  Section 9.04(b)(ii)(C) of the Credit Agreement is hereby amended to delete the phrase “(1) only one such processing and recordation fee shall be payable in the event of simultaneous assignments and delegations from any Lender or its Approved Funds to one or more other Approved Funds of such Lender and (2)” appearing therein.

3.                                      Conditions Precedent.  The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent (or, in the case of clause (f) below, the applicable New Tranche B Term Lenders and Lenders) shall have received:

(a)                                 counterparts to (i) this Amendment, duly executed by each of the Company, the New Tranche B Term Lenders, the Administrative Agent, the Issuing Banks and the Revolving Lenders and (ii) the Consent and Reaffirmation (the “Consent and Reaffirmation”) attached as Exhibit A hereto, duly executed by the Subsidiary Guarantors;

(b)                                 a certificate executed by a Financial Officer, on behalf of the Company, certifying that as of the date hereof and immediately after giving effect to the terms of this Amendment, the conditions set forth in Section 4.02 of the Credit Agreement are satisfied;

(c)                                  a certificate executed by a Responsible Officer of each Loan Party certifying (and attaching, as applicable):

(i) that there have been no changes since the Effective Date to the certificate of incorporation or other charter document of such Loan Party attached as Exhibit A to the Secretary’s Certificate of such Loan Party delivered to the Administrative Agent on the Effective Date pursuant to the Credit Agreement (the Secretary’s Certificates of all Loan Parties delivered to the Administrative Agent on the Effective Date pursuant to the Credit Agreement are collectively referred to herein as the “Initial Secretary Certificates”) and that such certificate of incorporation or other charter document remains in full force and effect as of the effective date of this Amendment;

(ii) that there have been no changes since the Effective Date to the by-laws or other applicable organizational document of such Loan Party attached as Exhibit B to the Initial Secretary Certificate of such Loan Party and that such by-laws or other applicable organizational document remains in full force and effect as of the effective date of this Amendment;

(iii) that there have been no changes since the Effective Date to those resolutions of the board of directors or other governing body of such Loan Party attached as Exhibit C to the Initial Secretary Certificate of such Loan Party (other than those resolutions attached to those certain Secretary’s Certificates delivered to the Administrative Agent on July 29, 2016 related to an increase in the Revolving Commitment) which authorized the execution, delivery and performance of all amendments to the Credit Agreement, including this Amendment (or of the Consent and Reaffirmation, as applicable), and that such resolutions remain in full force and effect as of the effective date of this Amendment; and

(iv) the names and true signatures of the incumbent officers of such Loan Party authorized to execute this Amendment (or the Consent and Reaffirmation, as applicable);

(d)                                 a recent good standing certificate (or analogous documentation if applicable) for each Loan Party from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization;

(e)                                  customary opinion of Faegre Baker Daniels LLP, counsel to the Loan Parties, in respect of this Amendment and reasonably satisfactory to the Administrative Agent;

(f)                                   a fully executed mortgage amendment, or amended and restated mortgage, with respect to the real property located in Hennepin County, Minnesota, commonly referred to as 1400 Technology Dr., Eden Prairie, Minnesota, together with a fully paid date down endorsement or title insurance policy (together with such endorsements as Administrative Agent shall reasonably request), each in form and substance reasonably satisfactory to Administrative Agent;

(g)                                  payment of all fees due and payable to the New Tranche B Term Lenders and the Lenders in connection with this Amendment; and

(h)                                 payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket expenses due and payable and required to be paid on or prior to the Amendment No. 2 Effective Date (including, to the extent invoiced no less than one (1) Business Day prior to the Amendment No. 2 Effective Date (except as otherwise reasonably agreed by the Company), reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment and any other Loan Documents delivered pursuant to the Amendment;

provided that the Company shall have delivered to the Administrative Agent (x) in accordance with Section 2.11(a) of the Credit Agreement, a notice of prepayment with respect to the Term Loans outstanding on the Amendment No. 2 Effective Date and (y) a Borrowing Request with respect to the Borrowing of the New Tranche B Term Loans to be made on the Amendment No. 2 Effective Date.

4.                                      Representations and Warranties.  To induce the Administrative Agent, the New Tranche B Term Lenders and the Revolving Lenders to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent, the New Tranche B Term Lenders and the Revolving Lenders that:

(a)                                 This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b)                                 As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing, and (ii) the representations and warranties of the Company set forth in the Credit Agreement are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects

(provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language was true and correct in all respects) as of such earlier date.

5.                                      Reference to and Effect on the Credit Agreement.

(a)                                 Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in any other Loan Document to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof,” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument referred to herein as the Amended Credit Agreement.

(b)                                 Except as expressly amended hereby, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.

(c)                                  The liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Secured Obligations (and all filings with any Governmental Authority in connection therewith) are in all respects continuing and in full force and effect with respect to all Secured Obligations.

(d)                                 Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(e)                                  This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

6.                                      Miscellaneous.

(a)                                 Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(b)                                 Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(c)                                  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MTS SYSTEMS CORPORATION, as the Company

By:	/s/ Jeffrey A. Graves
Name: Jeffrey A. Graves
Title: President and Chief Executive Officer

Signature Page to Amendment No. 2 to Credit Agreement

JPMORGAN CHASE BANK, N.A., individually, as a Revolving Lender, as Swingline Lender, as an Issuing Bank and as Administrative Agent

By:	/s/ Krys J. Szremski
Name: Krys J. Szremski
Title: Executive Director

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as a Revolving Lender

By:	/s/ Casey Klepsch
Name: Casey Klepsch
Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Sharlyn G. Rekenthaler
Name: Sharlyn G. Rekenthaler
Title: Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, individually, as a Revolving Lender and as an Issuing Bank

By:	/s/ Andrew C. Beckman
Name: Andrew C. Beckman
Title: Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Meredith Philips
Name: Meredith Philips
Title: Assistant Vice President

Signature Page to Amendment No. 2 to Credit Agreement

NEW TRANCHE B TERM LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF JULY 5, 2016, AMONG MTS SYSTEMS CORPORATION, THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

By

Name:
Title:

By

Name:
Title:

[Check ONLY ONE of the two boxes below]

Check the following box to elect
“Cashless Roll” treatment of the signing

institution’s existing Tranche B Term Loans (if any)

under Section 1(c) of Amendment No. 2:

☐  Cashless Roll Option

Check the following box to elect

“Assignment Settlement” treatment of the signing

institution’s existing Tranche B Term Loans (if any)

under Section 1(c) of Amendment No. 2:

☐  Assignment Settlement Option

Signature Page to Amendment No. 2 to Credit Agreement

SCHEDULE I

New Tranche B Term Loan Commitments

[On file with the Administrative Agent]

EXHIBIT A

Consent and Reaffirmation

The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to Credit Agreement with respect to that certain Credit Agreement, dated as of July 5, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among MTS Systems Corporation, a Minnesota corporation (the “Borrower”), the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of July 6, 2017 (the “Amendment”) and is by and among the Borrower, the lenders party thereto, and the Administrative Agent.  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated July 6, 2017

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

PCB PIEZOTRONICS, INC.

By:	/s/ Jeffrey A. Graves
Name: Jeffrey A. Graves
Title: President

Signature Page to Consent and Reaffirmation